Exhibit 10.20

Execution Version

GUARANTY AGREEMENT

GUARANTY AGREEMENT (this “Guaranty”), dated as of September 30, 2016, by FDO ACQUISITION CORP., a Delaware corporation (“Holdings”), and the other Persons that from time to time become parties hereto pursuant to the terms of Subsection 7.9 of the Credit Agreement (such Persons, together with Holdings, are referred to herein each, individually, as a “Guarantor” and, collectively, as the “Guarantors”) in favor of UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H

WHEREAS, reference is made to that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified hereafter, the “Credit Agreement”), by and among (i) Floor and Decor Outlets of America, Inc., a Delaware corporation (the “Borrower”), (ii) Holdings, (iii) the Collateral Agent and UBS AG, Stamford Branch as administrative agent and (iv) the lenders party thereto (the “Lenders”).  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Lenders have agreed to make Loans to the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

WHEREAS, Holdings is the owner of 100% of the Capital Stock in the Borrower, and acknowledges that it will receive direct and indirect benefits from the availability of the credit facility provided for in the Credit Agreement and from the making of the Loans by the Lenders.

WHEREAS, the obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by Holdings and each other party hereto of a guaranty in the form hereof.  As consideration therefor, and in order to induce the Lenders to make Loans, each Guarantor is willing to execute this Guaranty.

Accordingly, each Guarantor hereby agrees as follows:

SECTION 1.                            Guaranty.  Each Guarantor irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by the Borrower and each other Guarantor of all Term Loan Facility Obligations (collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of the Bankruptcy Code.  Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

SECTION 2.                            Guaranteed Obligations Not Affected.  To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from, and protest to, any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind.  To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any Loan Party under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, any other Loan Document or any other agreement, with respect to any Loan Party or with respect to the Guaranteed Obligations, (c) the failure to obtain or perfect any security interest in, or the release or impairment of, any of the Collateral held by or on behalf of the Collateral Agent or any other Secured Party, or (d) the lack of legal existence of any Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party.

SECTION 3.                            Security.  Each Guarantor hereby acknowledges and agrees that the Collateral Agent and each of the other Secured Parties may (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine, and (c) release or substitute any one or more guarantors or obligors with respect to the Guaranteed Obligations, in each case, without affecting or impairing in any way the liability of each Guarantor hereunder.

SECTION 4.                            Guaranty of Payment.  Each Guarantor agrees that this Guaranty constitutes a continuing guaranty of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable law, waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Loan Party or any other Person or to any other guarantor of all or part of the Guaranteed Obligations.  Any payment required to be made by each Guarantor hereunder may be required by the Collateral Agent or any other Secured Party on any number of occasions and shall be payable to the Collateral Agent, for the benefit of the Collateral Agent and the other Secured Parties, in the manner provided in the Credit Agreement.

SECTION 5.                            [Reserved].

SECTION 6.                            No Discharge or Diminishment of Guaranty.  The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, other than the payment in full in cash of the Guaranteed Obligations (other than Term Loan Facility Obligations in respect of contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations, any of the Loan Documents or otherwise.  Without limiting the generality of the foregoing, the Guaranteed Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by any waiver or modification of any provision of this Guaranty, the Credit Agreement or any other Loan Document, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may in any manner or to any extent vary the risk of each Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity, other than the indefeasible payment in full in cash of the Guaranteed Obligations (other than Term Loan Facility Obligations in respect of contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted).

SECTION 7.                            Defenses of Loan Parties Waived.  To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the payment in full in cash of the Guaranteed Obligations (other than Term Loan Facility Obligations in respect of contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted).

Each Guarantor hereby acknowledges that the Collateral Agent may, at its election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party, or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of each Guarantor hereunder except to the extent that the Guaranteed Obligations (other than Term Loan Facility Obligations in respect of contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted) have been paid in full in cash.  Pursuant to, and to the extent permitted by, applicable law, each Guarantor waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each Guarantor against any Loan Party, as the case may be, or any security.

SECTION 8.                            Agreement to Pay; Subordination.  In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against each Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations.  Upon payment by each Guarantor of any sums to the Collateral Agent or any other Secured Party as provided above, all rights of each Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Guaranteed Obligations (other than Term Loan Facility Obligations in respect of contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted).  In addition, any indebtedness of the Borrower or any other Loan Party now or hereafter held by each Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of all of the Guaranteed Obligations (other than Term Loan Facility Obligations in respect of contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted).  After the occurrence and during the continuance of an Event of Default, each Guarantor will not demand, sue for, or otherwise attempt to collect any such indebtedness until the payment in full in cash of the Guaranteed Obligations (other than Term Loan Facility Obligations in respect of contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted), and termination or expiration of the Term Loan Commitments.  If any amount shall erroneously be paid to each Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

SECTION 9.                            Limitation on Guaranty of Guaranteed Obligations.  In any action or proceeding with respect to each Guarantor involving any state corporate law, the Bankruptcy Code or any other state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of each Guarantor under SECTION 1 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said SECTION 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by each Guarantor, any Secured Party, the Collateral Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 10.                     Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise each Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 11.                     Termination.  This Guaranty (a) shall terminate when the Guaranteed Obligations (other than Term Loan Facility Obligations in respect of contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted) shall have been paid in full, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Secured Party or each Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

SECTION 12.                     [Reserved].

SECTION 13.                     Binding Effect; Several Agreement; Assignments.  Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of each Guarantor that are contained in this Guaranty shall bind and inure to the benefit of each Guarantor and its successors and assigns.  This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that each Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Credit Agreement.

SECTION 14.                     Waivers; Amendment.

(a)                                 The rights, remedies, powers, privileges, and discretion of the Collateral Agent hereunder and under applicable law (herein, the “Collateral Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have.  No delay or omission by the Collateral Agent in exercising or enforcing any of the Collateral Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Collateral Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Collateral Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Collateral Agent and any Person, at any time, shall preclude the other or further exercise of the Collateral Agent’s Rights and Remedies.  No waiver by the Collateral Agent of any of the Collateral Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  The Collateral Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Collateral Agent may determine. The Collateral Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations.  No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b)                                 Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and each Guarantor, subject to any consent required in accordance with Subsection 11.1 of the Credit Agreement.

SECTION 15.                     Copies and Facsimiles.  This instrument and all documents which have been or may be hereinafter furnished by each Guarantor to the Collateral Agent may be reproduced by the Collateral Agent by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile or other electronic transmission which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile or other electronic transmission had been delivered to the party which or on whose behalf such transmission was received.

SECTION 16.                     Governing Law.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 17.                     Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Subsection 11.2 of the Credit Agreement.

SECTION 18.                     Survival of Agreement; Severability.

(a)                                 All covenants, agreements, indemnities, representations and warranties made by each Guarantor herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the execution and delivery of this Guaranty and the making of any Loans by the Lenders, regardless of any investigation made by the Collateral Agent or any other Secured Party or on their behalf and notwithstanding that the Collateral Agent or other Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until terminated as provided in SECTION 11 hereof.

(b)                                 Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 19.                     Counterparts.  This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Guaranty by facsimile, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

SECTION 20.                     Rules of Interpretation.  The rules of interpretation specified in Subsection 1.2 of the Credit Agreement shall be applicable to this Guaranty.

SECTION 21.                     Jurisdiction; Consent to Service of Process.

(a)                                 SUBMISSION TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 WAIVER OF VENUE.  EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)                                  SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 17.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 22.                     Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties set forth below have duly executed this Guaranty as of the day and year first above written.

GUARANTOR:

FDO ACQUISITION CORP.

By:	/s/ Trevor Lang
Name:	Trevor Lang
Title:	Chief Financial Officer and Executive Vice President

[Guaranty Agreement (Term Loan)]

Acknowledged:

UBS AG, STAMFORD BRANCH, as Collateral Agent

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director Banking Product Services, US

By:	/s/Kenneth Chin
Name:	Kenneth Chin
Title:	Director Banking Product Services, US

[Guaranty Agreement (Term Loan)]